EARNING PER SHARE	12 Months Ended
Jun. 30, 2022
EARNING PER SHARE
EARNING PER SHARE

10.    EARNING PER SHARE

	06/30/2022	06/30/2021	06/30/2020
Numerator
(Loss) profit for the year (basic EPS)	(7,199,618)	(6,870,163)	3,359,175
(Loss) profit for the year (diluted EPS)	(7,199,618)	(6,870,163)	3,359,175
Denominator
Weighted average number of shares (basic EPS)	42,302,318	39,218,632	36,120,447
Weighted average number of shares (diluted EPS)	42,302,318	39,218,632	36,416,988

Basic (loss) profit attributable to ordinary equity holders of the parent	(0.1702)	(0.1752)	0.0930
Diluted (loss) profit attributable to ordinary equity holders of the parent	(0.1702)	(0.1752)	0.0922

Diluted earnings per share was calculated by adjusting the weighted average number of shares outstanding to assume conversion of all dilutive potential shares. The Group has three categories of dilutive potential shares, warrants, share-based incentives, and convertible notes.

For the year ended June 30, 2022 and 2021 diluted EPS was the same as basic EPS as the effect of potential ordinary shares would be antidilutive.

Warrants outstanding were not included in the diluted EPS calculations for the years ended June 30, 2020 because the average market price of ordinary shares during the periods did not exceed the exercise price of the warrants. However, on August 24, 2020, the Company completed an offer to exchange any and all of its 24,200,000 outstanding warrants and consistently issued 2,601,954 shares in exchange for the warrants tendered. See Note 7.16.

Convertible notes outstanding were not included in the diluted EPS calculations for the year ended June 30, 2020 because its interest (net of tax and other changes in income or expense) per ordinary share obtainable on conversion exceeds basic earnings per share.